ASSIGNMENT AND ASSUMPTION

FOR VALUE RECEIVED, GLOBAL HEALTHCARE REIT, INC., (“Assignor”), hereby transfers and assigns unto CC NURSING HOME, LLC, a Georgia limited liability company (“Assignee”), all of Assignor’s right, title and interest in and to that certain Purchase and Sale Agreement effective as of December 16, 2014, (the “Agreement”), relating to the Facility (as defined in the Agreement) commonly known as “Harbor View Care Center”, and located at 1310-1314 Third Street, Corpus Christi, Texas 78404.  Assignee hereby assumes all obligations of Assignors under the Agreement with respect to such Facility.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed and delivered as of the 22 day of January, 2015.

[Signatures on Next Page]

HNZW/489491_2.doc/4232-13

ASSIGNOR:

Global Healthcare REIT, Inc.,

a Utah corporation

By:___/s/ Christopher F. Brogdon

      Christopher F. Brogdon, President

ASSIGNEE:

CC Nursing Home, LLC,

a Georgia limited liability company

By:__ _/s/ Christopher F. Brogdon

      Christopher F. Brogdon, Manager

HNZW/489491_2.doc/4232-13